SCHEDULE 14A
                               (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                             SCHEDULE 14A INFORMATION

                     Proxy Statement Pursuant to Section
                 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12
[   ]  Confidential, For Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))



                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                        COLONIAL INSURED MUNICIPAL FUND
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                      COLONIAL INTERMARKET INCOME TRUST I
                   COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                        COLONIAL MUNICIPAL INCOME TRUST
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND
              ________________________________________________
               (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the appropriate box):

[ X ]  No fee required.

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:


       2)  Aggregate number of securities to which transaction applies:


       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4)  Proposed maximum aggregate value of transaction:


       5)  Total fee paid:


 [   ]    Fee paid previously with preliminary materials:


 [   ]    Check box if any part of the fee is offset as provided by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid:


      2)  Form, Schedule or Registration Statement No.:


      3)  Filing Party:


      4)  Date Filed:

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND
                      COLONIAL HIGH INCOME MUNICIPAL TRUST
                         COLONIAL INSURED MUNICIPAL FUND
                     COLONIAL INTERMEDIATE HIGH INCOME FUND
                       COLONIAL INTERMARKET INCOME TRUST I
                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST
                         COLONIAL MUNICIPAL INCOME TRUST
                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

                  (EACH, A "FUND"; COLLECTIVELY, THE "FUNDS")
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                 (617) 426-3750

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 2002

Dear Shareholder:

NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Shareholders of the Funds (the "Meeting") will be at One Financial Center, Boston, Massachusetts, on May 22, 2002, at 10:00 a.m. Eastern time. The purpose of the Meeting is to consider and act upon the following matters:

1.    To elect Trustees of the Funds as outlined below:

      (a)   Colonial High Income Municipal Trust:

            (i) Three Trustees to be elected by the holders of common shares of beneficial interest, no par value (the "Common Shares") and Municipal Auction Rate Cumulative Preferred Shares (the "Preferred Shares") of the Fund, voting together as a single class; and

            (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

      (b)   Colonial Investment Grade Municipal Trust:

            (i) Three Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

G-60/483J-0402

            (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

      (c) Colonial InterMarket Income Trust I: Four Trustees to be elected by the holders of shares of beneficial interest of the Fund.

      (d)   Colonial California Insured Municipal Fund:

            (i) Three Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

            (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

      (e)   Colonial Insured Municipal Fund:

            (i) Three Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

            (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

      (f)   Colonial New York Insured Municipal Fund:

            (i) Three Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

            (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

      (g)   Colonial Municipal Income Trust:

            (i) Three Trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class; and

            (ii) Two Trustees to be elected by the holders of Preferred Shares only, voting as a single class.

      (h) Colonial Intermediate High Income Fund: Three Trustees to be elected by the holders of shares of beneficial interest of the Fund.

2. To transact such other business as may properly come before the Meeting and any adjourned session of the Meeting.

Shareholders of record at the close of business on March 1, 2002 are entitled to notice of, and to vote at, the Meeting and any adjourned session.

YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

By order of the Board of Trustees,


Jean S. Loewenberg
Secretary of the Funds

PLEASE RESPOND. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL OR IN PERSON.

April 16, 2002

                                 PROXY STATEMENT

               COLONIAL CALIFORNIA INSURED MUNICIPAL FUND (CCAIMF)
                  COLONIAL HIGH INCOME MUNICIPAL TRUST (CHIMT)
                     COLONIAL INSURED MUNICIPAL FUND (CIMF)
                 COLONIAL INTERMEDIATE HIGH INCOME FUND (CIHIF)
                   COLONIAL INTERMARKET INCOME TRUST I (CIITI)
                COLONIAL INVESTMENT GRADE MUNICIPAL TRUST (CIGMT)
                     COLONIAL MUNICIPAL INCOME TRUST (CMIT)
                COLONIAL NEW YORK INSURED MUNICIPAL FUND (CNYIMF)

                     (EACH, A FUND; COLLECTIVELY, THE FUNDS)
                ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111
                                 (617) 426-3750

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 22, 2002

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of the Funds to be used at the Annual Meeting of Shareholders of the Funds to be held on May 22, 2002, at 10:00 a.m. Eastern time at the offices of the Funds' investment advisor, Colonial Management Associates, Inc. ("Colonial"), One Financial Center, Boston, Massachusetts, and at any adjournments thereof (such meeting and any adjournments being referred to as the "Meeting").

The solicitation of proxies for use at the Meeting is being made primarily by the mailing on or about April 26, 2002, of this Proxy Statement and the accompanying proxy cards. Supplementary solicitations may be made by mail, telephone, or personal interview by officers and Trustees of the Funds and officers and employees of Colonial and its affiliates. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone or facsimile. The expenses incurred in connection with preparing this Proxy Statement and soliciting proxies for the Meeting will be paid by the Funds. The Funds will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares.

The Meeting is being held to vote on the matters described below.

PROPOSAL 1. ELECTION OF TRUSTEES

1.(a) COLONIAL HIGH INCOME MUNICIPAL TRUST

Messrs. Hacker, Lowry and Neuhauser (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve for three years or until a successor is elected. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2003                    2004                        2005
----                    ----                        ----
Ms. Kelly               Mr. Mayer                   Mr. Hacker
Mr. Palombo             Mr. Nelson                  Mr. Lowry
Ms. Verville            Mr. Theobald                Mr. Neuhauser

Messrs. Macera and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Hacker, Lowry and Neuhauser, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(b) COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

Messrs. Lowry and Nelson and Ms. Verville (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve for three years or until a successor is elected. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2003                    2004                        2005
----                    ----                        ----
Mr. Hacker              Mr. Mayer                   Mr. Lowry
Ms. Kelly               Mr. Neuhauser               Mr. Nelson
Mr. Palombo             Mr. Theobald                Ms. Verville

Messrs. Macera and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Lowry and Nelson and Ms. Verville, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(c) COLONIAL INTERMARKET INCOME TRUST I

Messrs. Lowry, Mayer and Stitzel and Ms. Verville (who have each agreed to serve) are proposed for election as Trustees of the Fund. Each will serve for three years or until a successor is elected.

The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2003                    2004                        2005
----                    ----                        ----
Mr. Hacker              Mr. Macera                  Mr. Lowry
Ms. Kelly               Mr. Neuhauser               Mr. Mayer
Mr. Nelson              Mr. Palombo                 Mr. Stitzel
                        Mr. Theobald                Ms. Verville

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(d) COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

Messrs. Hacker and Palombo and Ms. Kelly (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve for three years or until a successor is elected. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2003                    2004                        2005
----                    ----                        ----
Mr. Lowry               Mr. Neuhauser               Mr. Hacker
Mr. Mayer               Mr. Theobald                Ms. Kelly
Mr. Nelson              Ms. Verville                Mr. Palombo

Messrs. Macera and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Hacker and Palombo and Ms. Kelly, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(e) COLONIAL INSURED MUNICIPAL FUND

Messrs. Hacker and Palombo and Ms. Kelly (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve for three years or until a successor is elected. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2003                    2004                        2005
----                    ----                        ----
Mr. Lowry               Mr. Neuhauser               Mr. Hacker
Mr. Mayer               Mr. Theobald                Ms. Kelly
Mr. Nelson              Ms. Verville                Mr. Palombo

Messrs. Macera and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Hacker and Palombo and Ms. Kelly, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of

Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(f) COLONIAL NEW YORK INSURED MUNICIPAL FUND

Messrs. Hacker and Palombo and Ms. Kelly (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve for three years or until a successor is elected. Messrs. Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2003                    2004                        2005
----                    ----                        ----
Mr. Lowry               Mr. Neuhauser               Mr. Hacker
Mr. Mayer               Mr. Theobald                Ms. Kelly
Mr. Nelson              Ms. Verville                Mr. Palombo

Messrs. Macera and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Hacker and Palombo and Ms. Kelly, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(g) COLONIAL MUNICIPAL INCOME TRUST

Messrs. Mayer and Palombo and Ms. Verville (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. Each will serve for three years or until a successor is elected. Messrs.

Macera and Stitzel (who have each agreed to serve) are proposed for election as Trustees of the Fund and are to be elected by the holders of Preferred Shares only, voting as a single class.

The Board of Trustees (other than Messrs. Macera and Stitzel) is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2003                    2004                        2005
----                    ----                        ----
Mr. Hacker              Mr. Lowry                   Mr. Mayer
Ms. Kelly               Mr. Neuhauser               Mr. Palombo
Mr. Nelson              Mr. Theobald                Ms. Verville

Messrs. Macera and Stitzel are subject to re-election annually by the holders of Preferred Shares of the Fund.

REQUIRED VOTE

With respect to Messrs. Mayer and Palombo and Ms. Verville, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or by proxy, is required for the election of each such Trustee. With respect to the election of Messrs. Macera and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or by proxy, is required for the election of each such Trustee.

1.(h) COLONIAL INTERMEDIATE HIGH INCOME FUND

Messrs. Lowry, Mayer and Nelson (who have each agreed to serve) are proposed for election as Trustees of the Fund. Each will serve for three years or until a successor is elected.

The Board of Trustees is divided into the following three classes, each with a term expiring in the year indicated (assuming the persons listed above are elected at the Meeting):

2003                    2004                        2005
----                    ----                        ----
Mr. Hacker              Mr. Macera                  Mr. Lowry
Ms. Kelly               Mr. Stitzel                 Mr. Mayer
Mr. Neuhauser           Mr. Theobald                Mr. Nelson
Mr. Palombo             Ms. Verville

REQUIRED VOTE

The affirmative vote of a plurality of the holders of shares of beneficial interest of the Fund present at the Meeting in person or by proxy is required for the election of each such Trustee.

FOR INFORMATION REGARDING THE BOARD OF TRUSTEES AND EXECUTIVE OFFICERS OF YOUR FUND, SEE APPENDIX A TO THIS PROXY STATEMENT.

TRUSTEES' COMPENSATION

The members of the Funds' Board of Trustees also serve as Trustees on the boards for all other funds within the "Liberty Funds Complex." As of December 31, 2001, the Liberty Funds Complex included the Liberty family of funds, which consisted of 54 open-end and 8 closed-end funds, and the Stein Roe family of funds, which consisted of 40 open-end funds and 1 limited liability company. The Funds' Board of Trustees holds it meetings concurrently with the board meetings for each of the other funds within the Liberty Funds Complex ("joint Board meetings"). For the fiscal year ended October 31, 2001, CIHIF held eleven meetings (six regular joint Board meetings and five special joint Board meetings). For the fiscal year ended November 30, 2001, all other Funds held twelve meetings (six regular joint Board meetings and six special joint Board meetings). Two-thirds of the Trustees' fees are allocated among the Liberty Funds Complex based on the relative net assets of each fund and one-third of the fees is divided equally among the funds within the Liberty Funds Complex.

FOR MORE INFORMATION REGARDING THE COMPENSATION OF THE TRUSTEES, SEE APPENDIX
B.1 AND APPENDIX B.2 TO THIS PROXY STATEMENT.

TRUSTEE SHARE OWNERSHIP

The table in Appendix C shows, as of December 31, 2001, the dollar range of equity securities beneficially owned by each Trustee (i) in each of the Funds, and (ii) in all funds overseen by the Trustee in the Liberty Funds Complex.

TRUSTEES' MEETINGS AND COMMITTEES

The Board of Trustees is responsible for the overall management and supervision of the Funds' affairs and for protecting the interests of shareholders. The Board of Trustees has created several committees to perform specific functions on behalf of the Funds. The members of each committee, along with a description of each committee's functions, appear below, followed by a table that sets forth the number of meetings held during the last fiscal year.

1. AUDIT COMMITTEE

Each Fund has an Audit Committee comprised of only "Independent Trustees" (as defined in the listing standards of the New York Stock Exchange ("NYSE") and the American Stock Exchange ("AMEX")), who are also not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of any Fund. The Audit Committee is responsible for: recommending to the Board the firm of independent accountants to be selected to perform the audit of each Fund; reviewing the methods, scope and results of the audits and the fees charged for such services; and reviewing the Funds' internal accounting procedures and controls. The Funds have no nominating or compensation committee.

In discharging its oversight responsibility for the audit process, the Audit Committee discussed with management the process for the preparation and review of the audited financial statements for the last fiscal year. Based on its review and discussion, the Audit Committee recommended to the Board that the audited financial statements for each Fund be included in that Fund's Annual Report to shareholders. The Audit Committee also reviewed the non-audit services provided by the independent accountants of the Funds. The independent accountants for the Funds, PricewaterhouseCoopers LLP ("PwC"), discussed with the Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Funds that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that may impact objectivity and independence and satisfied itself as to the independent accountants' independence. Based on the recommendation from the Audit Committee and on its own review, the Board of Trustees selected PwC as independent accountants for the Funds for the fiscal year ending October 31, 2002 or November 30, 2002, as the case may be. Representatives of PwC are not expected to be present at the Meeting.

The Board of Trustees has adopted a written charter that sets forth the Audit Committee's structure, duties and powers, and methods of operation. The Audit Committee Charter is attached as Appendix F. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board of Trustees has determined, in accordance with applicable regulations of the NYSE and AMEX, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise. The Funds' Audit Committee members for 2001 were Ms. Verville and Messrs. Hacker, Macera, Nelson and Neuhauser. Each member of the Audit Committee meets the independence standards of the NYSE and AMEX listing standards.

2. GOVERNANCE COMMITTEE

Ms. Verville and Messrs. Hacker, Lowry, Mayer and Theobald are members of the Governance Committee. The Governance Committee's functions include: recommending to the Trustees nominees for Trustee and nominees for appointment to various committees; performing periodic evaluations of the effectiveness of the Board; reviewing and recommending to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviewing and making recommendations to the Board regarding the compensation of the Trustees who are not affiliated with Colonial. The Governance Committee will consider candidates for Trustee recommended by shareholders. Written recommendations for candidates for Trustee, along with supporting information, should be directed to the Governance Committee, in care of your Fund.

3. ADVISORY FEES & EXPENSES COMMITTEE

Ms. Kelly and Messrs. Mayer, Neuhauser, Stitzel and Theobald are members of the Advisory Fees & Expenses Committee. The Advisory Fees & Expenses Committee's functions include reviewing and making recommendations to the Board as to contracts requiring approval of a majority of the disinterested Trustees and as to any other contracts that may be referred to the committee by the Board.

4.    TRADING OVERSIGHT COMMITTEE

Ms. Kelly and Messrs. Lowry, Macera, Nelson and Stitzel are members of the Trading Oversight Committee. The Trading Oversight Committee's functions include reviewing and recommending to the Board the policies and practices to be followed by Colonial in executing portfolio trades on behalf of the Funds and regularly reviewing the allocation of the Funds' portfolio transactions among executing broker/dealers, the level of commission payments, soft dollar commitments, directed brokerage arrangements and other trading practices.

                                                              NUMBER OF CCAIMF,
                                                             CHIMT, CIMF, CIITI,
                                       NUMBER OF CIHIF       CIGMT, CMIT, CNYIMF
                                     MEETINGS FOR FISCAL     MEETINGS FOR FISCAL
                                      YEAR ENDED OCTOBER         YEAR ENDED
                                           31, 2001           NOVEMBER 30, 2001
                                           --------           -----------------
Board of Trustees                            11                      12
Audit Committee                               6                       6
Governance Committee                          1                       2
Advisory Fees & Expenses Committee            4                       4
Trading Oversight Committee                   2                       2

FEES PAID TO INDEPENDENT ACCOUNTANTS

1. AUDIT FEES

For the audit of each Fund's annual financial statements for the most recently completed fiscal year, the fees paid or accrued to PwC are as follows:

FUND                    FISCAL YEAR ENDED                      FEES
----                    -----------------                      ----
CCAIMF                      11/30/01                         $19,600
CHIMT                       11/30/01                          24,000
CIMF                        11/30/01                          19,600
CIITI                       11/30/01                          25,600
CIHIF                       10/31/01                          29,900
CIGMT                       11/30/01                          20,400
CMIT                        11/30/01                          24,000
CNYIMF                      11/30/01                          19,600

2. FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

For each Fund's most recently completed fiscal year, neither the Funds, Colonial, nor any entity controlling, controlled by, or under common control with Colonial that provides services to the Funds, paid or accrued any fees for financial information systems design and implementation services by PwC.

3. ALL OTHER FEES

The fees paid or accrued by each Fund to PwC for tax services and all other services for the most recently completed fiscal year are as follows:

FUND                    FISCAL YEAR ENDED                      FEES
----                    -----------------                      ----
CCAIMF                      11/30/01                         $11,450
CHIMT                       11/30/01                           9,650
CIMF                        11/30/01                          11,450
CIITI                       11/30/01                           4,100
CIHIF                       10/31/01                           5,000
CIGMT                       11/30/01                          11,150
CMIT                        11/30/01                          11,150
CNYIMF                      11/30/01                          11,450

In addition, for all other services provided by PwC to Colonial, and entities controlling, controlled by, or under common control with Colonial that provide services to the Funds, aggregate fees paid or accrued to PwC were $296,000.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.

OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the election of Trustees. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Funds has previously received written contrary instructions from the shareholder entitled to vote the shares.

OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

All shareholders of record at the close of business on March 1, 2002, are entitled to one vote for each share held on that date and holders of Common Shares are entitled to fractional votes for any fractional shares held on that date. The table in Appendix D lists for each Fund the total number of shares outstanding as of March 1, 2002, for each class of a Fund's shares entitled to vote at the Meeting.

The table in Appendix E lists the holders of more than five percent of any class of shares of each Fund based on filings made by such holders pursuant to Sections 13(d) and 16(a) of the Securities Exchange Act of 1934, as amended.

INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

All proxies solicited by the Board of Trustees that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the nominees for election as Trustees.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Funds' Secretary, by the execution of a later-dated proxy, or by attending the meeting and voting in person.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). For each of the CCAIMF, CIMF, CNYIMF and CMIT, 30% of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund. For each of the CHIMT, CIGMT, CIHIF and CIITI, a majority of the shares of the Fund outstanding on the record date and entitled to vote, present at the Meeting in person or by proxy, constitutes a quorum for the transaction of business by the shareholders of that Fund.

The election of Trustees is by plurality of votes cast at the Meeting. Only shareholders of record on March 1, 2002 may vote.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to the election of Trustees, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and
(ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

ADJOURNMENTS

In the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote FOR any such proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of any such proposal against any such adjournment.

SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

Under the proxy rules of the Securities Exchange Committee (the "SEC"), shareholder proposals that meet tests contained in those rules may, under certain conditions, be included in a Fund's proxy materials for an annual shareholders meeting. Under the proxy rules, proposals submitted for inclusion in the proxy materials for the 2003 Annual Meeting must be received by the relevant Fund on or before December 27, 2002. The fact that a Fund receives a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

Shareholders who wish to make a proposal at the 2003 Annual Meeting that will not be included in the Funds' proxy materials must notify the relevant Fund on or about March 12, 2002. If a shareholder who wishes to submit a proposal fails to timely notify the relevant Fund, the proxies solicited for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the SEC's proxy rules.

You may submit shareholder proposals to the Secretary of the Liberty Funds, One Financial Center, Boston, Massachusetts 02111-2621.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934 (BENEFICIAL OWNERSHIP REPORTING)

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Funds' Trustees and officers, persons who own more than ten percent of the Funds' outstanding shares and certain officers and directors of the Advisor (collectively, "Section 16 reporting persons"), to file with the SEC initial reports of ownership and reports of changes in ownership of Fund shares. Section 16 reporting persons are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms that they file. To the Funds' knowledge, based solely on a review of the copies of such reports furnished to the Funds, and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.

OTHER INFORMATION

EACH FUND HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND ANY SUBSEQUENT SEMI-ANNUAL REPORT TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THESE REPORTS, FREE OF CHARGE, BY WRITING TO COLONIAL AT ONE FINANCIAL CENTER, BOSTON, MA, 02111-2621, OR BY CALLING 1-800-426-3750.

APPENDIX A - TRUSTEE AND OFFICER INFORMATION

The names and ages of the Trustees and executive officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios in the Liberty Funds Complex overseen by each Trustee and other directorships that each Trustee holds are shown below. The address of each Trustee and officer is One Financial Center, Boston, MA 02111.

TRUSTEES

                                                                                           Number of
                                          Year First                                     Portfolios in
                            Position      Elected or                                      Fund Complex         Other
        Name                  with       Appointed to       Principal Occupation(s)         Overseen       Directorships
      and Age                 Funds         Office          During Past Five Years         by Trustee          Held
      -------                 -----         ------          ----------------------         ----------          ----
DISINTERESTED TRUSTEES
Douglas A. Hacker           Trustee      CHIMT - 2000      President of UAL Loyalty           103          None
(Age 46)                                 CIGMT - 2000      Services and Executive
                                         CIITI - 2000      Vice President of United
                                         CCAIMF - 2000     Airlines (airline) since
                                         CIMF - 2000       September, 2001 (formerly
                                                           Executive Vice President
                                                           from July, 1999 to
                                                           September, 2001);.

                                                                                           Number of
                                          Year First                                     Portfolios in
                            Position      Elected or                                      Fund Complex         Other
        Name                  with       Appointed to       Principal Occupation(s)         Overseen       Directorships
      and Age                 Funds         Office          During Past Five Years         by Trustee          Held
      -------                 -----         ------          ----------------------         ----------          ----
Douglas A. Hacker                        dCNYIMF - 2000     Chief Financial Officer
(Cont.)                                  CMIT - 2000       of United Airlines since
                                         CIHIF - 2000      July, 1999; Senior Vice
                                                           President and Chief
                                                           Financial Officer of UAL,
                                                           Inc. prior thereto

                                                                                           Number of
                                          Year First                                     Portfolios in
                            Position      Elected or                                      Fund Complex         Other
        Name                  with       Appointed to       Principal Occupation(s)         Overseen       Directorships
      and Age                 Funds         Office          During Past Five Years         by Trustee          Held
      -------                 -----         ------          ----------------------         ----------          ----
DISINTERESTED TRUSTEES
Janet Langford Kelly        Trustee      CHIMT - 2000      Executive Vice                     103          None
(Age 44)                                 CIGMT - 2000      President-Corporate
                                         CIITI - 2000      Development and
                                         CCAIMF - 2000     Administration, General
                                         CIMF - 2000       Counsel and Secretary,
                                         CNYIMF - 2000     Kellogg Company (food
                                         CMIT - 2000       manufacturer) since
                                         CIHIF - 2000      September, 1999; Senior
                                                           Vice President, Secretary
                                                           and General Counsel, Sara
                                                           Lee Corporation (branded,
                                                           packaged,
                                                           consumer-products
                                                           manufacturer) prior
                                                           thereto.

                                                                                           Number of
                                          Year First                                     Portfolios in
                            Position      Elected or                                      Fund Complex         Other
        Name                  with       Appointed to       Principal Occupation(s)         Overseen       Directorships
      and Age                 Funds         Office          During Past Five Years         by Trustee          Held
      -------                 -----         ------          ----------------------         ----------          ----
DISINTERESTED TRUSTEES
Richard W. Lowry            Trustee      CHIMT - 1995      Private Investor since             105          None
(Age 65)                                 CIGMT - 1995      August, 1987 (formerly
                                         CIITI - 1995      Chairman and Chief
                                         CCAIMF - 1999     Executive Officer, U.S.
                                         CIMF - 1999       Plywood Corporation
                                         CNYIMF - 1999     (building products
                                         CMIT - 1995       manufacturer)).
                                         CIHIF - 1995

Salvatore Macera            Trustee      CHIMT - 1998      Private Investor since             103          None
(Age 70)                                 CIGMT - 1998      1982 (formerly President
                                         CIITI - 1998      of Itek Electronics and
                                         CCAIMF - 1999     Optical Industries and
                                         CIMF - 1999       Executive Vice President
                                         CNYIMF - 1999     and Director of Itek
                                         CMIT - 1998       Corporation (electronics)
                                         CIHIF - 1998      from 1975 to 1981).

                                                                                           Number of
                                          Year First                                     Portfolios in
                            Position      Elected or                                      Fund Complex         Other
        Name                  with       Appointed to       Principal Occupation(s)         Overseen       Directorships
      and Age                 Funds         Office          During Past Five Years         by Trustee          Held
      -------                 -----         ------          ----------------------         ----------          ----
DISINTERESTED TRUSTEES
Charles R. Nelson           Trustee      CHIMT - 2000      Van Voorhis Professor,             103          None
(Age 59)                                 CIGMT - 2000      Department of Economics,
                                         CIITI - 2000      University of Washington
                                         CCAIMF - 2000     since January, 1976;
                                         CIMF - 2000       consultant on econometric
                                         CNYIMF - 2000     and statistical matters.
                                         CMIT - 2000
                                         CIHIF - 2000

John J. Neuhauser           Trustee      CHIMT - 1985      Academic Vice President            105          Saucony, Inc.
(Age 58)                                 CIGMT - 1985      and Dean of Faculties                           (athletic
                                         CIITI - 1989      since August, 1999,                             footwear);
                                         CCAIMF - 1999     Boston College (formerly                        SkillSoft Corp.
                                         CIMF - 1999       Dean, Boston College
                                         CNYIMF - 1999     School of Management from
                                         CMIT - 1985       September, 1977 to
                                         CIHIF - 1985      September, 1999).

                                                                                           Number of
                                          Year First                                     Portfolios in
                            Position      Elected or                                      Fund Complex         Other
        Name                  with       Appointed to       Principal Occupation(s)         Overseen       Directorships
      and Age                 Funds         Office          During Past Five Years         by Trustee          Held
      -------                 -----         ------          ----------------------         ----------          ----
DISINTERESTED TRUSTEES
Thomas E. Stitzel           Trustee      CHIMT - 1998      Business Consultant since          103          None
(Age 66)                                 CIGMT - 1998      1999 (formerly Professor
                                         CIITI - 1998      of Finance from 1975 to
                                         CCAIMF - 1999     1999 and Dean from 1977
                                         CIMF - 1999       to 1991, College of
                                         CNYIMF - 1999     Business, Boise State
                                         CMIT - 1998       University); Chartered
                                         CIHIF - 1998      Financial Analyst.

                                                                                           Number of
                                          Year First                                     Portfolios in
                            Position      Elected or                                      Fund Complex         Other
        Name                  with       Appointed to       Principal Occupation(s)         Overseen       Directorships
      and Age                 Funds         Office          During Past Five Years         by Trustee          Held
      -------                 -----         ------          ----------------------         ----------          ----
DISINTERESTED TRUSTEES
Thomas C. Theobald          Trustee      CHIMT - 2000      Managing Director,                 103          Xerox Corporation
(Age 64)                                 CIGMT - 2000      William Blair Capital                           (business products
                                         CIITI - 2000      Partners (private                               and services);
                                         CCAIMF - 2000     equity investing) since                         Anixter
                                         CIMF - 2000       September, 1994                                 International
                                         CNYIMF - 2000     (formerly Chief                                 (network support
                                         CMIT - 2000       Executive Officer and                           equipment
                                         CIHIF - 2000      Chairman of the Board                           distributor);
                                                           of Directors,                                   Jones Lang LaSalle
                                                           Continental Bank                                (real estate
                                                           Corporation).                                   management
                                                                                                           services) and MONY
                                                                                                           Group (life
                                                                                                           insurance).

                                                                                           Number of
                                          Year First                                     Portfolios in
                            Position      Elected or                                      Fund Complex         Other
        Name                  with       Appointed to       Principal Occupation(s)         Overseen       Directorships
      and Age                 Funds         Office          During Past Five Years         by Trustee          Held
      -------                 -----         ------          ----------------------         ----------          ----
DISINTERESTED TRUSTEES
Anne-Lee Verville           Trustee      CHIMT - 1998      Author and speaker on               103         Chairman of the
Age 56)                                  CIGMT - 1998      educational systems needs                       Board of
                                         CIITI - 1998      (formerly General Manager,                      Directors,
                                         CCAIMF - 1999     Global Education Industry                       Enesco Group,
                                         CIMF - 1999       from 1994 to 1997, and                          Inc. (designer,
                                         CNYIMF - 1999     President, Applications                         importer and
                                         CMIT - 1998       Solutions Division from                         distributor of
                                         CIHIF - 1998      1991 to 1994, IBM                               giftware and
                                                           Corporation (global                             collectibles).
                                                           education and global
                                                           applications)).

                                                                                           Number of
                                          Year First                                     Portfolios in
                            Position      Elected or                                      Fund Complex         Other
        Name                  with       Appointed to       Principal Occupation(s)         Overseen       Directorships
      and Age                 Funds         Office          During Past Five Years         by Trustee          Held
      -------                 -----         ------          ----------------------         ----------          ----
INTERESTED TRUSTEES
William E. Mayer*           Trustee      CHIMT - 1994      Managing Partner, Park             105          Lee
(Age 61)                                 CIGMT - 1994      Avenue Equity Partners                          Enterprises
                                         CIITI - 1994      (private equity fund)                           (print and
                                         CCAIMF - 1999     since February, 1999                            on-line
                                         CIMF - 1999       (formerly Founding                              media); WR
                                         CNYIMF - 1999     Partner, Development                            Hambrecht +
                                         CMIT - 1994       Capital LLC from                                Co. (financial
                                         CIHIF - 1994      November 1996 to                                service
                                                           February, 1999; Dean                            provider);
                                                           and Professor, College                          First Health
                                                           of Business and                                 (healthcare);
                                                           Management, University                          Systech Retail
                                                           of Maryland from                                Systems
                                                           October, 1992 to                                (retail
                                                           November, 1996).                                industry
                                                                                                           technology
                                                                                                           provider).

                                                                                           Number of
                                          Year First                                     Portfolios in
                            Position      Elected or                                      Fund Complex         Other
        Name                  with       Appointed to       Principal Occupation(s)         Overseen       Directorships
      and Age                 Funds         Office          During Past Five Years         by Trustee          Held
      -------                 -----         ------          ----------------------         ----------          ----
INTERESTED TRUSTEES
Joseph R. Palombo*         Trustee and   CHIMT - 2000      Chief Operating Officer of          103         None
(Age 48)                   Chairman of   CIGMT - 2000      Columbia Management Group,
                            the Board    CIITI - 2000      Inc. since November, 2001;
                                         CCAIMF - 2000     formerly Chief Operations
                                         CIMF - 2000       Officer of Mutual Funds,
                                         CNYIMF - 2000     Liberty Financial
                                         CMIT - 2000       Companies, Inc. from
                                         CIHIF - 2000      August, 2000 to November,
                                                           2001; Executive Vice
                                                           President of Stein Roe &
                                                           Farnham Incorporated
                                                           (Stein Roe) since April,
                                                           1999; Executive Vice
                                                           President and Director of
                                                           Colonial since April,
                                                           1999; Executive Vice
                                                           President and Chief
                                                           Administrative Officer of
                                                           Liberty Funds Group, LLC
                                                           (LFG) since April, 1999;
                                                           Director of Stein Roe
                                                           since September, 2000;
                                                           Trustee and Chairman of
                                                           the Board of the Stein Roe
                                                           Mutual

                                                           Funds since October, 2000;
                                                           Manager of Stein Roe
                                                           Floating Rate Limited
                                                           Liability Company since
                                                           October, 2000 (formerly
                                                           Vice President of the
                                                           Liberty Funds from April,
                                                           1999 to August, 2000;
                                                           Chief Operating Officer
                                                           and Chief Compliance
                                                           Officer, Putnam Mutual
                                                           Funds from December, 1993
                                                           to March, 1999).

* Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940, as amended) by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer. Mr. Palombo is an interested person because he is an employee of Columbia Management Group, Inc., an affiliate of Colonial.

                                        Year First
                         Position       Elected or
         Name              with        Appointed to                 Principal Occupation(s)
       and Age            Funds           Office                    During Past Five Years
       -------            -----           ------                    ----------------------
OFFICERS
Keith T. Banks           President    CHIMT - 2001        President of the Liberty Funds Complex since
(Age 46)                              CIGMT - 2001        November, 2001; Chief Investment Officer and
                                      CIITI - 2001        Chief Executive Officer of Columbia
                                      CCAIMF - 2001       Management Group, Inc. since August, 2000
                                      CIMF - 2001         (formerly Managing Director and Head of U.S.
                                      CNYIMF - 2001       Equity, J.P. Morgan Investment Management
                                      CMIT - 2001         from November, 1996 to August, 2000).
                                      CIHIF - 2001

Vicki L. Benjamin          Chief      CHIMT - 2001        Chief Accounting Officer of the Liberty Funds
(Age 40)                Accounting    CIGMT - 2001        Complex and Liberty All-Star Funds since
                          Officer     CIITI - 2001        June, 2001; Vice President of LFG since
                                      CCAIMF - 2001       April, 2001 (formerly Vice President,
                                      CIMF - 2001         Corporate Audit, State Street Bank and Trust
                                      CNYIMF - 2001       Company from May, 1998 to April, 2001; Audit
                                      CMIT - 2001         Manager from July, 1994 to June, 1997 and
                                      CIHIF - 2000        Senior Audit Manager from July, 1997 to May,
                                                          1998, Coopers & Lybrand, LLP).

                                        Year First
                         Position       Elected or
         Name              with        Appointed to                 Principal Occupation(s)
       and Age            Funds           Office                    During Past Five Years
       -------            -----           ------                    ----------------------
OFFICERS
J. Kevin Connaughton     Treasurer    CHIMT - 2000        Treasurer of the Liberty Funds Complex and
(Age 37)                              CIGMT - 2000        Liberty All-Star Funds since December, 2000
                                      CIITI - 2000        (formerly Controller of the Liberty Funds and
                                      CCAIMF - 2000       of the Liberty All-Star Funds from February,
                                      CIMF - 2000         1998 to October, 2000); Treasurer of the
                                      CNYIMF - 2000       Stein Roe Funds since February, 2001
                                      CMIT - 2000         (formerly Controller from May, 2000 to
                                      CIHIF - 2000        February, 2001); Senior Vice President of LFG
                                                          since January, 2001 (formerly Vice President
                                                          from April, 2000 to January, 2001; Vice
                                                          President of Colonial from February, 1998 to
                                                          October, 2000; Senior Tax Manager, Coopers &
                                                          Lybrand, LLP from April, 1996 to January,
                                                          1998).

                                        Year First
                         Position       Elected or
         Name              with        Appointed to                 Principal Occupation(s)
       and Age            Funds           Office                    During Past Five Years
       -------            -----           ------                    ----------------------
OFFICERS
Jean S. Loewenberg       Secretary    CHIMT - 2002        Secretary of the Liberty Funds Complex and
(Age 56)                              CIGMT - 2002        Liberty All-Star Funds since February, 2002;
                                      CIITI - 2002        Senior Vice President and Group Senior Counsel,
                                      CCAIMF - 2002       FleetBoston National Bank since November, 1996.
                                      CIMF - 2002
                                      CNYIMF - 2002
                                      CMIT - 2002
                                      CIHIF - 2002

APPENDIX B.1 - TRUSTEES' COMPENSATION

For the calendar year ended December 31, 2001, the Trustees received from the Fund Complex the following compensation for serving as Trustees:

                                                           Total Compensation from the Fund
                                 Pension or Retirement     Complex Paid to the Trustees for
                               Benefits Accrued as Part         the Calendar Year Ended
DISINTERESTED TRUSTEES            of Fund Expenses(a)            December 31, 2001(b)
----------------------            -------------------            --------------------
John A. Bacon(c)                          N/A                          $ 95,000
Robert J. Birnbaum                        N/A                            25,300
Tom Bleasdale(c)                          N/A                           103,000(d)
William W. Boyd(c)                        N/A                            50,000
Lora S. Collins(c)                        N/A                            96,000
James E. Grinnell(c)                      N/A                           100,300
Douglas A. Hacker                         N/A                           109,000
Janet Langford Kelly                      N/A                           107,000
Richard W. Lowry                          N/A                           135,300
Salvatore Macera                          N/A                           110,000
James L. Moody, Jr.(c)                    N/A                            91,000
Charles R. Nelson                         N/A                           109,000
John J. Neuhauser                         N/A                           132,510
Thomas E. Stitzel                         N/A                           109,000
Thomas C. Theobald                        N/A                           112,000
Anne-Lee Verville                         N/A                           114,000(f)

INTERESTED TRUSTEES
William E. Mayer                          N/A                           132,300
Joseph R. Palombo(e)                      N/A                               N/A

(a) The Funds do not currently provide pension or retirement plan benefits to the Trustees.

(b) The Fund Complex includes all funds within the Liberty Funds Complex and the All-Star family of funds, which consisted of 2 closed-end funds (the "All-Star Funds") as of December 31, 2001. As of December 27, 2000, the boards of trustees of the Liberty Funds and Stein Roe Funds were effectively combined into a single board for the Liberty Funds and Stein Roe Funds. The All-Star Funds have separate boards of directors.

(c) In connection with the combination of the Liberty and Stein Roe boards of trustees, Messrs. Bacon, Bleasdale, Boyd, Grinnell and Moody and Ms. Collins will receive $95,000, $103,000, $50,000, $75,000, $91,000, and
      $96,000, respectively, for retiring prior to their respective board's mandatory retirement age. This payment will continue for the lesser of two years or until the date the Trustee would otherwise have retired at age 72. The payments, which began in 2001, are paid quarterly. FleetBoston Financial Corporation ("FleetBoston") and the Liberty Funds Complex will each bear one-half of the cost of the payments. The portion of the payments borne by FleetBoston was paid by Liberty Financial Companies, Inc. ("LFC") prior to November 1, 2001, when the asset management business of LFC was acquired by Fleet National Bank, a subsidiary of FleetBoston. The Liberty Funds Complex portion of the payments will be allocated among the Liberty Funds Complex based on each fund's share of the Trustee fees for 2000.

(d) During the calendar year ended December 31, 2001, Mr. Bleasdale deferred his total compensation of $103,000 pursuant to the deferred compensation plan.

(e) Mr. Palombo does not receive compensation from the funds in the Liberty Fund Complex because he is an employee of Columbia Management Group, Inc. which is an affiliate of Colonial.

(f) During the calendar year ended December 31, 2001, Ms. Verville deferred her total compensation of $114,000, pursuant to the deferred compensation plan.

APPENDIX B.2 - TRUSTEES' COMPENSATION

For the fiscal year ended November 30, 2001 (October 31, 2001 for the CIHIF), the Trustees received from each Fund the following compensation for serving as
Trustees:

                               Aggregate           Aggregate          Aggregate          Aggregate
                              Compensation       Compensation       Compensation       Compensation
                             from CHIMT for     from CIGMT for     from CIITI for       from CCAIMF
                            the Fiscal Year       the Fiscal       the Fiscal Year    for the Fiscal
                                 Ended            Year Ended            Ended           Year Ended
                              November 30,       November 30,        November 30,      November 30,
DISINTERESTED TRUSTEE             2001               2001               2001                2001
---------------------             ----               ----               ----                ----
John A. Bacon                      N/A                 N/A               N/A                 N/A
Robert J. Birnbaum                 N/A                 N/A               N/A                 N/A
Tom Bleasdale                   $  137              $   90            $   67              $   56
William W. Boyd                    N/A                 N/A               N/A                 N/A
Lora S. Collins                    137                  90                67                  56
James E. Grinnell                  137                  90                67                  56
Douglas A. Hacker                1,205                 784               587                 496
Janet Langford Kelly             1,181                 768               575                 486
Richard W. Lowry                 1,360                 884               662                 559
Salvatore Macera                 1,355                 883               660                 557
James L. Moody, Jr.                137                  90                67                  56
Charles R. Nelson                1,205                 784               587                 496

                               Aggregate           Aggregate          Aggregate          Aggregate
                              Compensation       Compensation       Compensation       Compensation
                             from CHIMT for     from CIGMT for     from CIITI for       from CCAIMF
                            the Fiscal Year       the Fiscal       the Fiscal Year    for the Fiscal
                                 Ended            Year Ended            Ended           Year Ended
                              November 30,       November 30,        November 30,      November 30,
DISINTERESTED TRUSTEE             2001               2001               2001                2001
---------------------             ----               ----               ----                ----
John J. Neuhauser                1,326                864                647                 547
Thomas E. Stitzel                1,343                874                654                 552
Thomas C. Theobald               1,241                806                604                 511
Anne-Lee Verville(a)             1,402                913                683                 577
INTERESTED TRUSTEE
William E. Mayer                 1,325                861                645                 544
Joseph R. Palombo                  N/A                N/A                N/A                 N/A


(a) During the fiscal year ended November 30, 2001, Ms. Verville deferred her total compensation from the Funds of $1,402, $913, $683 and $577 pursuant to the deferred compensation plan.

                                                                                     Aggregate
                                 Aggregate         Aggregate        Aggregate      Compensation
                               Compensation      Compensation      Compensation     from CIHIF
                               from CIMF for      from CNYIMF       from CMIT         for the
                              the Fiscal Year   for the Fiscal    for the Fiscal    Fiscal Year
                                   Ended          Year Ended        Year Ended         Ended
                               November 30,       November 30,     November 30,      October 31,
DISINTERESTED TRUSTEE              2001               2001             2001              2001
---------------------              ----               ----             ----              ----
John A. Bacon                       N/A                N/A              N/A               N/A
Robert J. Birnbaum                  N/A                N/A              N/A               N/A
Tom Bleasdale                    $   66             $   47           $  114            $   66
William W. Boyd                     N/A                N/A              N/A               N/A
Lora S. Collins                      66                 47              114                66
James E. Grinnell                    66                 47              114                66
Douglas A. Hacker                   584                422              970               553
Janet Langford Kelly                572                414              950               542
Richard W. Lowry                    658                475            1,096               628
Salvatore Macera                    656                474            1,094               625
James L. Moody, Jr.                  66                 47              114                66
Charles R. Nelson                   584                422              970               533
John J. Neuhauser                   643                465            1,070               619
Thomas E. Stitzel                   650                470            1,084               619
Thomas C. Theobald                  601                435              997               569

                                                                                     Aggregate
                                 Aggregate         Aggregate        Aggregate      Compensation
                               Compensation      Compensation      Compensation     from CIHIF
                               from CIMF for      from CNYIMF       from CMIT         for the
                              the Fiscal Year   for the Fiscal    for the Fiscal    Fiscal Year
                                   Ended          Year Ended        Year Ended         Ended
                               November 30,       November 30,     November 30,      October 31,
DISINTERESTED TRUSTEE              2001               2001             2001              2001
---------------------              ----               ----             ----              ----
Anne-Lee Verville(b)                679                490            1,131               647

INTERESTED TRUSTEE
William E. Mayer                    641                463            1,067               611
Joseph R. Palombo                   N/A                N/A              N/A               N/A


(b) During the fiscal year ended November 30, 2001 (October 31, 2001 for CIHIF), Ms. Verville deferred her total compensation from the Funds of $679, $490, $1,131 and $647 pursuant to the deferred compensation plan.

APPENDIX C - TRUSTEE SHARE OWNERSHIP

The following table shows the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2001 (i) in the Funds and (ii) in other funds within Liberty Funds Complex and the All-Star Funds overseen by the Trustees.


                                   Dollar Range of     Aggregate Dollar Range of
                                       Equity           Equity Securities in All
                                     Securities       Funds Overseen by Trustee in
                                    Owned in the       Liberty Funds Complex and
Name of Trustee                         Funds                All-Star Funds
---------------                         -----                --------------
DISINTERESTED TRUSTEES

Douglas A. Hacker                         $0                  Over $100,000
Janet Langford Kelly                      $0                  Over $100,000
Richard W. Lowry (a)                      $0                  Over $100,000
Salvatore Macera                          $0                 $50,001-$100,000
Charles R. Nelson                         $0                  Over $100,000
John J. Neuhauser (a)                     $0                  Over $100,000
Thomas E. Stitzel                         $0                 $50,001-$100,000
Thomas C. Theobald                        $0                  Over $100,000
Anne-Lee Verville                         $0                  Over $100,000

INTERESTED TRUSTEES

William E. Mayer (a)                      $0                 $50,001-$100,000
Joseph R. Palombo                         $0                    $1-$10,000

(a)   Trustee also serves as a Trustee/Director of the All-Star Funds.

TRUSTEE POSITIONS

As of December 31, 2001, no disinterested Trustee or any of their immediate family members owned beneficially or of record any class of securities of FleetBoston Financial, Colonial, another investment advisor, sub-advisor or portfolio manager of any of the Funds in the Liberty Funds Complex, the All-Star Funds or any person controlling, controlled by or under common control with any such entity.

APPENDIX D - SHARES OUTSTANDING AND ENTITLED TO VOTE

On March 1, 2002, the Funds had outstanding and entitled to vote at the Meeting the following shares of beneficial interest:

FUND                         COMMON SHARES               PREFERRED SHARES
----                         -------------               ----------------
CCAIMF                       2,769,696.667                      978
CHIMT                       31,078,028.000                     4800
CIMF                         4,230,031.667                     1492
CIITI                       11,009,000.000                      N/A
CIHIF                       20,723,717.202                      N/A
CIGMT                       11,509,000.000                     2400
CMIT                        27,645,113.000                     3600
CNYIMF                       1,606,899.667                      564

APPENDIX E - OWNERSHIP OF SHARES

On March 1, 2002, the following persons were known to own beneficially or of record more than 5% of the outstanding securities of the Funds:

                                                                               % OF
               CLASS OF                                                       SHARES
FUND            SHARES         NAME AND ADDRESS         # OF SHARES OWNED      OWNED
----            ------         ----------------         -----------------      -----
CCAIMF          Common      Cede & CO Fast                2,664,224.000       96.191
                            Depository Trust Co
                            55 Water St. 25th Floor
                            New York, NY 10004

CHIMT           Common      Cede & CO Fast               27,360,525.000       88.038
                            Depository Trust Co
                            55 Water St. 25th Floor
                            New York, NY 10004

CIMF            Common      Cede & CO Fast                4,116,126.000       97.307
                            Depository Trust Co
                            55 Water St. 25th Floor
                            New York, NY 10004

CIMITI          N/A         Cede & CO Fast                9,751,135.000       88.574
                            Depository Trust Co
                            55 Water St. 25th Floor
                            New York, NY 10004

CIHIF           N/A         Cede & CO Fast               18,899,084.000       91.195
                            Depository Trust Co
                            55 Water St. 25th Floor
                            New York, NY 10004

CIGMT           Common      Cede & CO Fast               10,023,559.666       87.093
                            Depository Trust Co
                            55 Water St. 25th Floor
                            New York, NY 10004

CMIT            Common      Cede & CO Fast               23,130,567.000       83.669
                            Depository Trust Co
                            55 Water St. 25th Floor
                            New York, NY 10004

CNYIMF          Common      Cede & CO Fast                1,585,959.763       98.696
                            Depository Trust Co
                            55 Water St. 25th Floor
                            New York, NY 10004

APPENDIX F - AUDIT COMMITTEE CHARTER


                             AUDIT COMMITTEE CHARTER
                            (Adopted August 14, 2001)

I. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee shall be comprised of at least three Board members, none of whom shall be an "interested" Board member as defined in the Investment Company Act of 1940, or have any other relationship with the Liberty group of mutual funds (the "Funds") that may interfere with their exercise of independence from management and the Funds and shall otherwise satisfy any applicable membership requirements under the rules of the New York Stock Exchange, Inc., National Association of Securities Dealers, Inc. and American Stock Exchange, Inc.

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board in:

      1. Its oversight of the Funds' accounting and financial reporting policies and practices and of accounting services provided to the Funds, including internal accounting controls and procedures;

      2. Its oversight of the quality and objectivity of the Funds' financial statements and the independent audit thereof;

      3. Recommending the independent auditors to be selected by the Board, evaluating and, where deemed appropriate, recommending replacing the outside auditors.

            The function of the Audit Committee is oversight. Management of the Funds is responsible for the preparation, presentation and integrity of the Funds' financial statements. Management and its internal accounting department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Independent auditors are responsible for planning and carrying out proper audits and reviews. The independent auditors are ultimately accountable to the Board and Audit Committee of the Board. The Board has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors.

III. MEETINGS OF THE AUDIT COMMITTEE. The Audit Committee shall meet at least twice annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone, without the presence of management personnel, with any independent accounting firm rendering reports to the Audit Committee or with independent legal counsel. The Audit Committee shall keep minutes of its meetings.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Funds. Such review and discussion will include any management letters, auditor recommendations to management, and valuation procedures and fair valuation methodologies employed with regard to the Funds.

      2. The Audit Committee shall review and discuss with the independent auditors: the scope of audits and audit reports; the personnel, staffing, qualifications and experience of the auditors; the compensation of the auditors; and the independence of the auditors, regarding which the Audit Committee shall secure from the auditors the information required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors. The Audit Committee also shall be responsible for recommending that the Board of Trustees take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

      3. The Audit Committee also shall review and discuss with the independent auditors the matters required to be discussed pursuant to SAS 61, including the following:

            (a) the quality, not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Funds in their financial reporting;

            (b) the level of responsibility assumed by the auditors in the preparation of the audit;

            (c) the initial selection of and changes in significant accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

            (d) the process used by management of the Funds in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates;

            (e) the auditors' responsibility for other information in documents containing audited financial statements, any procedures performed, and the results of such procedures;

            (f) any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to a Fund's financial statements or the auditors' report;

            (g) any consultations with other accountants and significant matters that were the subject of such consultations;

            (h) any major issues discussed with management in connection with the initial or recurring retention of the auditors, including the application of accounting principles and auditing standards; and

            (i) any serious difficulties relating to the performance of the audit that the auditors encountered with management.

      4. In the case of a closed-end fund whose shares are listed on a stock exchange, the Audit Committee shall prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Funds' proxy statements.

      5. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees; and

      6. The Audit Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Funds.

                   COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial California Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------



                  COLONIAL CALIFORNIA INSURED MUNICIPAL FUND

              MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

           This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial California Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------

[PREFERRED SHARES]


[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL CALIFORNIA INSURED MUNICIPAL FUND   1. TO ELECT FIVE TRUSTEES.
                                                (Item 1(d) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) DOUGLAS A. HACKER
                                                (02) JANET LANGFORD KELLY
                                                (03) SALVATORE MACERA
                                                (04) JOSEPH R. PALOMBO
                                                (05) THOMAS E. STITZEL

                                             Instruction: To withhold authority
                                             to vote for any individual nominee,
                                             mark the "For all except" box and
                                             strike a line through the name(s)
                                             of the nominee(s). Your shares will
                                             be voted for the remaining
                                             nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

[COMMON SHARES]


[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL CALIFORNIA INSURED MUNICIPAL FUND   1. TO ELECT THREE TRUSTEES.
                                                (Item 1(d) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) DOUGLAS A. HACKER
                                                (02) JANET LANGFORD KELLY
                                                (03) JOSEPH R. PALOMBO

                                             Instruction: To withhold authority
                                             to vote for any individual nominee,
                                             mark the "For all except" box and
                                             strike a line through the name(s)
                                             of the nominee(s). Your shares will
                                             be voted for the remaining
                                             nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

                      COLONIAL HIGH INCOME MUNICIPAL TRUST

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------



                      COLONIAL HIGH INCOME MUNICIPAL TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES
                      (Series T Shares and Series W Shares)

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial High Income Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------

[COMMON SHARES]


[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL HIGH INCOME MUNICIPAL TRUST         1. TO ELECT THREE TRUSTEES.
                                                (Item 1(a) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) DOUGLAS A. HACKER
                                                (02) RICHARD W. LOWRY
                                                (03) JOHN J. NEUHAUSER

                                             Instruction: To withhold authority
                                             to vote for any individual nominee,
                                             mark the "For all except" box and
                                             strike a line through the name(s)
                                             of the nominee(s). Your shares will
                                             be voted for the remaining
                                             nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

[PREFERRED SHARES]

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL HIGH INCOME MUNICIPAL TRUST         1. TO ELECT FIVE TRUSTEES.
                                                (Item 1(a) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) DOUGLAS A. HACKER
                                                (02) RICHARD W. LOWRY
                                                (03) SALVATORE MACERA
                                                (04) JOHN J. NEUHAUSER
                                                (05) THOMAS E. STITZEL

                                                Instruction: To withhold
                                                authority to vote for any
                                                individual nominee, mark the
                                                "For all except" box and strike
                                                a line through the name(s) of
                                                the nominee(s). Your shares will
                                                be voted for the remaining
                                                nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.



Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------


                    COLONIAL INVESTMENT GRADE MUNICIPAL TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Investment Grade Municipal Trust to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------

[COMMON SHARES]

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL INVESTMENT GRADE MUNICIPAL TRUST       1. TO ELECT THREE TRUSTEES.
                                                (Item 1(b) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) RICHARD W. LOWRY
                                                (02) CHARLES R. NELSON
                                                (03) ANNE-LEE VERVILLE

                                                Instruction: To withhold
                                                authority to vote for any
                                                individual nominee, mark the
                                                "For all except" box and strike
                                                a line through the name(s) of
                                                the nominee(s). Your shares will
                                                be voted for the remaining
                                                nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.



Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

[PREFERRED SHARES]

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL INVESTMENT GRADE MUNICIPAL TRUST       1. TO ELECT FIVE TRUSTEES.
                                                (Item 1(b) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) RICHARD W. LOWRY
                                                (02) SALVATORE MACERA
                                                (03) CHARLES R. NELSON
                                                (04) THOMAS E. STITZEL
                                                (05) ANNE-LEE VERVILLE

                                                Instruction: To withhold
                                                authority to vote for any
                                                individual nominee, mark the
                                                "For all except" box and strike
                                                a line through the name(s) of
                                                the nominee(s). Your shares will
                                                be voted for the remaining
                                                nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.



Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

                     COLONIAL INTERMEDIATE HIGH INCOME FUND

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Intermediate High Income Fund to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL INTERMEDIATE HIGH INCOME FUND       1. TO ELECT THREE TRUSTEES.
                                                (Item 1(h) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) RICHARD W. LOWRY
                                                (02) WILLIAM E. MAYER
                                                (03) CHARLES R. NELSON

                                                Instruction: To withhold
                                                authority to vote for any
                                                individual nominee, mark the
                                                "For all except" box and strike
                                                a line through the name(s) of
                                                the nominee(s). Your shares will
                                                be voted for the remaining
                                                nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.



Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

                       COLONIAL INTERMARKET INCOME TRUST I

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Intermarket Income Trust I to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL INTERMARKET INCOME TRUST I          1. TO ELECT FOUR TRUSTEES.
                                                (Item 1(c) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) RICHARD W. LOWRY
                                                (02) WILLIAM E. MAYER
                                                (03) THOMAS E. STITZEL
                                                (04) ANNE-LEE VERVILLE

                                                Instruction: To withhold
                                                authority to vote for any
                                                individual nominee, mark the
                                                "For all except" box and strike
                                                a line through the name(s) of
                                                the nominee(s). Your shares will
                                                be voted for the remaining
                                                nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.



Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

                         COLONIAL INSURED MUNICIPAL FUND

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------




                         COLONIAL INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------

[PREFERRED SHARES]

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL INSURED MUNICIPAL FUND              1. TO ELECT FIVE TRUSTEES.
                                                (Item 1(e) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) DOUGLAS A. HACKER
                                                (02) JANET LANGFORD KELLY
                                                (03) SALVATORE MACERA
                                                (04) JOSEPH R. PALOMBO
                                                (05) THOMAS E. STITZEL

                                                Instruction: To withhold
                                                authority to vote for any
                                                individual nominee, mark the
                                                "For all except" box and strike
                                                a line through the name(s) of
                                                the nominee(s). Your shares will
                                                be voted for the remaining
                                                nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.



Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

[COMMON SHARES]

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL INSURED MUNICIPAL FUND              1. TO ELECT THREE TRUSTEES.
                                                (Item 1(e) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) DOUGLAS A. HACKER
                                                (02) JANET LANGFORD KELLY
                                                (03) JOSEPH R. PALOMBO

                                             Instruction: To withhold authority
                                             to vote for any individual nominee,
                                             mark the "For all except" box and
                                             strike a line through the name(s)
                                             of the nominee(s). Your shares will
                                             be voted for the remaining
                                             nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

                         COLONIAL MUNICIPAL INCOME TRUST

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------


                         COLONIAL MUNICIPAL INCOME TRUST

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial Municipal Income Trust to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------

[COMMON SHARES]

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL MUNICIPAL INCOME TRUST              1. TO ELECT THREE TRUSTEES.
                                                (Item 1(g) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) WILLIAM E. MAYER
                                                (02) JOSEPH R. PALOMBO
                                                (03) ANNE-LEE VERVILLE

                                             Instruction: To withhold authority
                                             to vote for any individual nominee,
                                             mark the "For all except" box and
                                             strike a line through the name(s)
                                             of the nominee(s). Your shares will
                                             be voted for the remaining
                                             nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

[PREFERED SHARES]

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL MUNICIPAL INCOME TRUST              1. TO ELECT FIVE TRUSTEES.
                                                (Item 1(g) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) SALVATORE MACERA
                                                (02) WILLIAM E. MAYER
                                                (03) JOSEPH R. PALOMBO
                                                (04) THOMAS E. STITZEL
                                                (05) ANNE-LEE VERVILLE

                                             Instruction: To withhold authority
                                             to vote for any individual nominee,
                                             mark the "For all except" box and
                                             strike a line through the name(s)
                                             of the nominee(s). Your shares will
                                             be voted for the remaining
                                             nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial New York Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------


                    COLONIAL NEW YORK INSURED MUNICIPAL FUND

               MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

             This Proxy Solicited on Behalf of the Board of Trustees

The undersigned shareholder hereby appoints Keith T. Banks, Ellen Harrington, Kevin S. Jacobs, Russell L. Kane, Robert R. Leveille and Vincent P. Pietropaolo, each of them proxies of the undersigned, with power of substitution, to vote at the Annual Meeting of Shareholders of Colonial New York Insured Municipal Fund to be held in Boston, Massachusetts, on Wednesday, May 22, 2002, and at any adjournments, as follows on the reverse side of this card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT DIRECTION, WILL BE VOTED FOR THE ITEMS ON THE REVERSE SIDE. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING ITEMS SET FORTH ON THE REVERSE SIDE.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------
-----------------------------------     ----------------------------------------

[PREFERRED SHARES]


[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL NEW YORK INSURED MUNICIPAL FUND        1. TO ELECT FIVE TRUSTEES.
                                                (Item 1(f) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) DOUGLAS A. HACKER
                                                (02) JANET LANGFORD KELLY
                                                (03) SALVATORE MACERA
                                                (04) JOSEPH R. PALOMBO
                                                (05) THOMAS E. STITZEL

                                             Instruction: To withhold authority
                                             to vote for any individual nominee,
                                             mark the "For all except" box and
                                             strike a line through the name(s)
                                             of the nominee(s). Your shares will
                                             be voted for the remaining
                                             nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________

[COMMON SHARES]

[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

COLONIAL NEW YORK INSURED MUNICIPAL FUND        1. TO ELECT THREE TRUSTEES.
                                                (Item 1(f) of Notice)

                                                For All      With-    For All
                                                Nominees     hold     Except

                                                  [ ]         [ ]       [ ]

Mark box at right if an address change  [ ]
or comment has been Noted on the reverse
side of this card                               (01) DOUGLAS A. HACKER
                                                (02) JANET LANGFORD KELLY
                                                (03) JOSEPH R. PALOMBO

                                             Instruction: To withhold authority
                                             to vote for any individual nominee,
                                             mark the "For all except" box and
                                             strike a line through the name(s)
                                             of the nominee(s). Your shares will
                                             be voted for the remaining
                                             nominee(s).

                                             2. IN THEIR DISCRETION, UPON SUCH
                                             OTHER MATTERS AS MAY PROPERLY COME
                                             BEFORE THE MEETING.

                                             Please sign exactly as name(s)
                                             appear(s) hereon. Joint owners
                                             should each sign personally.
                                             When signing as attorney, executor,
                                             administrator, trustee or guardian,
                                             please give full title as such. If
                                             a corporation, please sign in
                                             corporate name by President or
                                             other authorized officer. If a
                                             partnership, please sign in
                                             partnership name by authorized
                                             person.

Please be sure to sign and date this proxy   Date ______________

Shareholder sign here _________________________

Co-owner sign here ____________________________